                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
(x) Preliminary Proxy Statement                         ( ) Confidential, for Use of the Commission Only (as
                                                             permitted by Rule 14a-6(e)(2))
( ) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMUNICATION CABLE, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (Check the appropriate box):
( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 (1) Title of each class of securities to which transaction applies:
 (2) Aggregate number of securities to which transaction applies:
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 (4) Proposed maximum aggregate value of transaction:
 (5) Total fee paid:
(x) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid:
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                                PRELIMINARY COPY

                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                              Post Office Box 1757
                         Sanford, North Carolina 27330
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                     Sanford, NC
                                                                 January 9, 1996

TO THE SHAREHOLDERS OF COMMUNICATION CABLE, INC.:

     Notice is hereby given that a Special Meeting of Shareholders of Communication Cable, Inc. (the "Company") will be held at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330 on Friday, February 9, 1996, at 10:00 a.m., Eastern time, to consider and vote upon a proposal to grant voting rights to all of the shares of common stock, par value $1.00 per share, of the Company (the "Shares") at any time acquired by or for Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser"), directly or indirectly, in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act, including any and all Shares that may be acquired by the Purchaser pursuant to its offer to purchase any and all outstanding Shares at $12.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in its Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.

     The Board of Directors has fixed the close of business on December 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or at any and all adjournments thereof. The transfer books will not be closed.
     Your attention is directed to the accompanying Proxy Statement.
                                         By Order of the Board of Directors,
                                         WILLIAM B. COOPER
                                         SECRETARY-TREASURER
     IMPORTANT NOTE: It is important that all shareholders entitled to vote be represented at the Special Meeting. Shareholders entitled to vote who are unable to attend the meeting in person should sign, date and return the enclosed form of proxy, which will be used at the Special Meeting. A stamped envelope is enclosed herewith for that purpose.

                                PRELIMINARY COPY

                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                                 P. O. Box 1757
                               Sanford, NC 27330

                                                         January 9, 1996

        Dear Shareholder:

             You are invited to attend a Special Meeting of Shareholders of Communication Cable, Inc. (the "Company") to be held at 10:00 a.m. on Friday, February 9, 1996, at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330. The Special Meeting is being held in response to a tender offer commenced on November 29, 1995 by Kuhlman Acquisition Corp. (the "Purchaser"), a North Carolina corporation and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation, to purchase any and all outstanding shares of the common stock, par value $1.00 per share, of the Company (the "Shares") for $12.00 per share (the "Offer Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal (which together constitute the "Offer"), copies of which are attached as Exhibits A and B to the accompanying Proxy Statement.

             THE BOARD OF DIRECTORS OF THE COMPANY HAS CAREFULLY
        CONSIDERED THE TERMS AND CONDITIONS OF THE OFFER AND HAS
        OBTAINED A FAIRNESS OPINION FROM INTERSTATE/JOHNSON LANE
        CORPORATION INDICATING THAT THE OFFER PRICE IS FAIR TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. A COPY OF SUCH OPINION IS ATTACHED AS EXHIBIT C TO THE ACCOMPANYING PROXY STATEMENT.

           ON JANUARY 5, 1996, KUHLMAN ACQUISITION CORP. ACQUIRED
        315,603 SHARES FROM THE UNDERSIGNED, JAMES R. FORE, BY
        EXERCISING A CALL OPTION GRANTED TO KUHLMAN ACQUISITION CORP. PERSONALLY BY THE UNDERSIGNED.


             At the Special Meeting, shareholders (other than holders of Shares beneficially owned by any employee of the Company who is also a director of the Company, by any officer of the Company or by the Purchaser) will be asked to consider and vote upon a proposal to grant voting rights to all of the Shares beneficially owned by the Purchaser or to be acquired by the Purchaser pursuant to the Offer or otherwise. The accompanying formal Notice of Special Meeting of Shareholders and Proxy Statement describe more fully the details of the Offer and the Voting Rights Proposal on which action will be taken at the Special Meeting. The Board of Directors of the Company is taking no position with respect to the Voting Rights Proposal.


             Whether or not you plan to attend the Special Meeting on February 9, 1996, it is important that all shares entitled to vote be represented there. If you are entitled to vote but are unable to attend the Special Meeting, then please sign, date and mail the enclosed proxy in the enclosed stamped envelope at your earliest convenience.

                                         On behalf of the Board of Directors,
                                         Sincerely,
                                         JAMES R. FORE
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                PRELIMINARY COPY

                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                              Post Office Box 1757
                         Sanford, North Carolina 27330
                                PROXY STATEMENT

                                                                 January 9, 1996

                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Directors of Communication Cable, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330 at 10:00 a.m., Eastern time, on Friday, February 9, 1996, and at any and all adjournments thereof (the "Special Meeting"), for the purpose set forth in the accompanying notice. This Proxy Statement and enclosed proxy are first being mailed to shareholders on or about the date hereof.

                               PROXY SOLICITATION

     Proxies are being solicited by mail. The cost of such solicitation will be borne by the Company, subject to reimbursement by the Purchaser referred to below. The Company will mail proxies from lists provided by the transfer agent and will rely on all shareholders to promptly execute and return their proxies in order to avoid the costs associated with professional proxy solicitation. If necessary, however, the Company will engage a professional proxy solicitor on customary terms, in which case the Purchaser will reimburse the Company for such expense. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies by telephone, by telegraph or by personal contact. These persons will receive no compensation other than their regular salaries but will be reimbursed for any expenses incurred.

                                VOTING PROCEDURE

     The Board of Directors has fixed the close of business on December 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the close of business on December 15, 1995, there were issued and outstanding 2,584,096 shares of common stock, par value $1.00 per share, of the Company ("Shares"). Shares constituting "interested shares" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act") are not entitled to vote at the Special Meeting, of which 268,228 were issued and outstanding at the close of business on December 15, 1995. Only the remaining 2,315,868 Shares are entitled to vote at the Special Meeting, each of which is entitled to one vote. The approval of the Voting Rights Proposal (as described below) requires the affirmative vote of the holders of at least a majority of all the outstanding Shares (not including "interested shares").


     Shares entitled to vote at the Special Meeting cannot be voted at the Special Meeting unless the owner of record at the close of business on December 15, 1995 is present to vote in person or is represented by valid proxy. Utilization of the enclosed proxy is a means by which such a shareholder may authorize the voting of his, her or its Shares at the Special Meeting. All Shares entitled to vote that are represented by valid proxies received by William B. Cooper, the Secretary of the Company, prior to the time they are voted will be as specified by the shareholder. If the shareholder does not specify how the shares are to be voted, then they will be voted FOR the Voting Rights Proposal. A proxy may be revoked by the shareholder at any time prior to the time it is voted upon the delivery of written notice to the Secretary of the Company, or by attending the meeting and electing to vote in person.

                             VOTING RIGHTS PROPOSAL
THE OFFER
     On November 29, 1995, Kuhlman Acquisition Corp. (the "Purchaser"), a North Carolina corporation and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation ("Kuhlman"), commenced a tender offer to purchase any and all outstanding shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock"), for $12.00 per Share (the "Offer Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the

Offer to Purchase dated November 29, 1995 (the "Offer to Purchase") and the related Letter of Transmittal (together, the "Offer"), copies of which are attached hereto as Exhibits A and B, respectively. For further information about the Purchaser and Kuhlman, see Section 9 of the Offer to Purchase.

     The Offer to Purchase states that the purpose of the Offer is to enable the Purchaser to acquire control of the Company. It further states that, as soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum representation obtainable on the Company's Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS CAREFULLY CONSIDERED THE TERMS AND CONDITIONS OF THE OFFER AND HAS OBTAINED A FAIRNESS OPINION FROM INTERSTATE/JOHNSON LANE CORPORATION ("IJL") THAT THE OFFER PRICE IS FAIR TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. IJL HAS AUTHORIZED THE COMPANY TO DELIVER SUCH OPINION WITH THIS PROXY STATEMENT. A COPY OF SUCH OPINION IS ATTACHED HERETO AS EXHIBIT C.


     The Board selected IJL to advise it regarding the Offer because it felt that, as a market maker for the Company's common stock, IJL would be familiar enough with the Company to evaluate the Offer within the time period permitted for filing the Schedule 14D-9. The Company gave no instructions to IJL other than a request for the evaluation of the Offer Price. The Company set no limitations on the scope of IJL's investigation. IJL's fee was proposed by IJL and determined by negotiation with the Board. IJL is a registered broker-dealer and a member firm of the New York Stock Exchange.


     The procedures followed by IJL, its findings and recommendations, the bases therefor and methods used by IJL are essentially outlined in its fairness opinion attached hereto as Exhibit C, to which reference is made. IJL's complete report is available for inspection and copying at the principal executive offices of the Company during its regular business hours.


     As previously indicated, IJL is a market maker for the Company's common stock. In addition, Mr. John L. Bitter, Jr., a member of the Board of Directors of the Company since 1987, has been an officer of IJL since 1984 and currently serves IJL as Senior Vice President.


     As reported in the Schedule 14D-9 of the Company filed with the Securities and Exchange Commission (the "SEC") and mailed to shareholders on December 13, 1995 (the "Schedule 14D-9"), the Board of Directors of the Company is currently taking no position with respect to the Offer. This decision was based on the Board's consideration of the following factors during the course of essentially the past year: the receipt of the fairness opinion from IJL; the receipt of an indication of interest in acquiring the Company at a higher price per Share, discussed hereafter; the consideration of prices discussed in indications of interest received by the Company during the past year; the nature of the Offer; an assessment by directors of the strengths and weaknesses of the Company's current business, business plans, prospects, financial condition and stock market perception; a review of the trading history and current market value of the Shares; and the effect of an acquisition on the Company's customers, employees, suppliers and business plans. There was no discussion by the Board of any specific basis for any of these factors, and no relative weight was assigned to any individual factor considered in reaching its decision.


     As also reported in the Schedule 14D-9, on December 7, 1995 the Company received an unsolicited indication of interest from another firm, expressing an interest in acquiring the Company at a stated estimate of $12.25 to $13.00 per Share. However, that indication was not binding and was subject to a number of conditions, including due diligence work. The Company has provided information to such other firm subject to a confidentiality agreement. There are no current negotiations with that other firm. The Company does not know whether such other firm will make an offer for the Company or what the terms of any such offer could be. If an offer is received and if the Board determines to enter into an agreement with such other firm, then the present Offer may or may not be impacted in various ways, depending on what the agreement is and the state of affairs then existing. Kuhlman Acquisition Corp. would not be obligated to consummate the Offer in such circumstances.


     The Offer is conditioned upon, among other things, (1) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares that, when added to the Shares beneficially owned by the Purchaser (including the Shares subject to the Stock Option Agreement between the Purchaser and the Company's President and Chief Executive Officer referred to in the Offer to Purchase), constitutes at least 80% of the Shares outstanding on a fully diluted basis (the "Minimum Tender Condition") and (2) the Purchaser being satisfied, in its sole discretion, that the Control Act has been complied with or is invalid or otherwise inapplicable to the Offer and that all Shares then owned by the Purchaser have, and all Shares tendered for purchase pursuant to the Offer will have, upon purchase by the Purchaser, the same voting rights as all other Shares not constituting "interested shares" within the meaning of the Control Act (the "Voting Rights Condition"). The Company has been advised by the Purchaser that the Purchaser believes that shareholder approval of the Voting Rights

Proposal described below would satisfy the Voting Rights Condition. Kuhlman Acquisition Corp. is not obligated to consummate the Offer unless and until, among other things, the Voting Rights Condition is satisfied.

THE VOTING RIGHTS PROPOSAL
     The Voting Rights Proposal is as follows: To grant voting rights to all of the Shares at any time acquired by or for the Purchaser, directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all Shares that may be acquired by the Purchaser pursuant to its offer to purchase any and all outstanding Shares at $12.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in its Offer, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting. The Voting Rights Proposal is being made in compliance with the Control Act.
     The Control Act provides that an entity that acquires "control shares" of a publicly held North Carolina corporation may not vote those shares unless a majority of all the outstanding shares of the corporation (not including "interested shares") entitled to vote for the election of directors adopts a resolution to accord voting rights to the control shares. An entity acquires control shares whenever it acquires shares that would bring its voting power in the corporation to one of three thresholds: 20%, 33% or 50%. As used in the Control Act, the term "interested shares" means shares of the corporation beneficially owned by any person who has acquired or proposes to acquire control shares in a control share acquisition, by any officer of the corporation or by any employee of the corporation who is also a director of the corporation. The disinterested shareholders decide whether to accord votes to such shares at the corporation's next shareholders' meeting, unless the acquiror requests management to hold a special meeting of shareholders for such purpose and files a statement divulging certain information about itself and its intended plans. If such a meeting is requested, it must be held within 50 days of such request.
     On November 29, 1995, the Purchaser delivered an "acquiring person statement" to the Company as required by the Control Act, a copy of which is attached hereto as Exhibit D, and requested that a special meeting be called for the purpose of acting upon the Voting Rights Proposal. The Company has called the Special Meeting in response to the Purchaser's request and in compliance with the Control Act.

                              OPTIONAL REDEMPTION

REDEMPTION RIGHTS

     Section 55-9A-06 of the North Carolina Business Corporation Act (the "NCBCA"), which is part of the Control Act, provides a right of redemption for the shareholders of a "covered corporation" (such as the Company) following a vote of the shareholders to accord voting rights to "control shares" acquired in a control share acquisition. The Control Act by its terms would apply to a non-exempt acquisition by the Purchaser of 20% or more of all outstanding Shares in the present circumstances and would apply, therefore, to consummation of the Offer upon satisfaction of the Minimum Tender Condition. The Company intends to comply with the Control Act. Therefore, the Company will honor the redemption rights provided for by statute.


     If the Voting Rights Proposal is approved at the Special Meeting and the Purchaser obtains a majority of all voting power for the election of directors, then all Company shareholders (other than the Purchaser) shall have the right, as prescribed in Section 55-9A-06 of the NCBCA, to have their shares redeemed by the Company at the "fair value" of those shares as of the day prior to the date on which the Voting Rights Proposal was approved. The Control Act defines "fair value" as a value, in the present context, that is not less than the highest price paid per Share by the Purchaser pursuant to the Stock Purchase Agreement or the Offer. The price payable by the Purchaser pursuant to the Stock Purchase Agreement is $12.00 per Share, and the price offered by the Purchaser in the Offer is currently $12.00 per Share. Accordingly, the redemption price under the Control Act will be $12.00 per Share, subject to any increase in the Offer Price and assuming compliance by the shareholder with the procedure stated below for redeeming the holder's Shares.


PROCEDURE FOR REDEEMING SHARES


     The right of redemption prescribed by the Control Act will be available only to those shareholders who give the written notice required by Section 55-9A-06(b) of the NCBA, as described below.


     In particular, a shareholder will have no right of redemption under the Control Act unless the holder gives to the Company, prior to or at the Special Meeting, written notice that, if the Voting Rights Proposal is approved, the holder may ask for the redemption of the holder's Shares under the Control Act. A shareholder need not vote against the Voting Rights Proposal in order to exercise the redemption right prescribed by the Control Act.

     If the Voting Rights Proposal is approved, and if the Purchaser (by means of the Offer or otherwise) acquires control shares having a majority of all voting power for the election of Company directors, then as soon as practicable the Board of Directors of the Company shall cause a notice to be sent to all shareholders of the Company advising them of such facts and reminding them that, if they gave the written notice referred to above, they may have rights to have their Shares redeemed at the fair value of such Shares pursuant to the Control Act.


     Within 30 days after the date on which a shareholder receives such notice, the holder may make written demand on the Company for payment of the fair value of the holder's Shares. After such demand, if the shareholder has complied with the notice requirement referred to above, the Company shall redeem the holder's Shares at their fair value within 30 days after the date on which the Company received such holder's written demand for payment.


     The written notice and written demand to be delivered by the shareholder, as explained above, may be delivered to the Company at 1378 Charleston Drive, Sanford, North Carolina 27330, Attention: Mr. William B. Cooper,
Secretary-Treasurer.


     The form and method of delivery of such written notice and written demand is in each case at the option and risk of the shareholder. If notice or demand is sent by mail, the use of registered mail with return receipt requested is recommended.


          SHARES OWNED BY CERTAIN SHAREHOLDERS, DIRECTORS AND OFFICERS


     The table below shows, as of December 15, 1995, the beneficial ownership of Shares by each shareholder known by management of the Company to own more than 5% of the outstanding Shares, by each director and named executive officer of the Company and by all directors and executive officers of the Company. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The address of each individual is c/o Communication Cable, Inc., 1378 Charleston Drive, P. O. Box 1757, Sanford, NC 27330.


NAME                                                              NUMBER OF SHARES (1), (2)    PERCENTAGE OF CLASS
James R. Fore..................................................              315,603                   12.0%
Charles L. Wellard.............................................              315,971                   12.0%
Dimensional Fund Advisors, Inc.................................              129,361                    5.0%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
John L. Bitter, Jr.............................................               29,880                      *
George J. Falconero............................................               22,878                      *
Benjamin Greene................................................               22,675                      *
William B. Cooper..............................................               24,061                      *
William C. Cullen..............................................               20,677                      *
Steve B. Payne.................................................               24,809                      *
Henry H. Lawton................................................                7,773                      *
Directors and executive officers as a group (9 persons)........              784,327                   27.9%


 * Less than one percent.

(1) Includes certain Shares that certain persons have the right to acquire upon the exercise of currently exercisable options: James R. Fore, 47,475; Charles L. Wellard, 47,475; John L. Bitter, Jr., 18,042; George J. Falconero, 21,130; Benjamin Greene, 18,042; William B. Cooper, 24,061; William C. Cullen, 20,677; Steve B. Payne, 24,809; and Henry H. Lawton, 7,773. In January 1996, Mr. Fore exercised his options and sold the Shares to Kuhlman Acquisition Corp. pursuant to his November 20, 1995 Stock Option Agreement with Kuhlman Acquisition Corp. and Kuhlman.


(2) The Company has received an initial Schedule 13D filing of Kuhlman Acquisition Corp. and Kuhlman, dated as of November 29, 1995, reporting the interest of Kuhlman Acquisition Corp. and Kuhlman under the Stock Option Agreement referred to above. In January 1996, Kuhlman Acquisition Corp. exercised its option under such Stock Option Agreement and thereby acquired all 315,603 Shares theretofore owned by Mr. Fore. For additional information about the Stock Option Agreement, see the introduction and Section 11 of the Offer to Purchase attached hereto as Exhibit A.

           DEADLINE FOR SHAREHOLDER PROPOSALS -- 1996 ANNUAL MEETING

     No shareholder proposal will be considered for inclusion in the proxy materials for the 1996 Annual Meeting because no such proposal was received by the Company at its principal office by October 16, 1995.

     If the date of the 1996 Annual Meeting is advanced more than 30 days or delayed by more than 90 calendar days from March 12, 1996, the Company shall inform the shareholders of the change.
                                       4

                             ADDITIONAL INFORMATION

     No individual other than James F. Fore who has been a director or executive officer of the Company at any time since November 1, 1994 has any substantial interest in the Voting Rights Proposal, except insofar as such individuals own Shares and options to purchase Shares (as described below). Mr. Fore has entered into a Stock Option Agreement and an Employment Agreement with the Purchaser and Kuhlman. The Company has been advised that Mr. Fore will have no continuing interest in the Company following the Offer other than as reflected in such Stock Option Agreement and Employment Agreement. For information about such arrangements, see the introduction and Section 11 of the Offer to Purchase.


     Representatives of KPMG Peat Marwick LLP will not attend the Special
Meeting.

CURRENT INFORMATION AVAILABLE IN SEC FILINGS

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other documents and information with the SEC. The Company's officers, directors and principal shareholders are also presently subject to filing requirements, as well as certain trading restrictions, imposed under the Exchange Act. Such reports, proxy statements and other documents and information are available for inspection and copying at the reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained at prescribed rates from the SEC Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
          The following documents are incorporated into this Proxy Statement by reference:

          1. The Company's Annual Report on Form 10-K for the year ended October 31, 1994 and Amendment No. 1 thereto filed with the SEC on June 16, 1995.


          2. The Company's Annual Report to Shareholders for the year ended October 31, 1994;


          3. The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1995, Amendment No. 1 thereto filed with the SEC on April 28, 1995 and Amendment No. 2 thereto filed with the SEC on January 4, 1996;


          4. The Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1995 and Amendment No. 1 thereto filed with the SEC on January 4, 1996; and


          5. The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1995 and Amendment No. 1 thereto filed with the SEC on January 4, 1996.


Such documents are included with this Proxy Statement.

                                         WILLIAM B. COOPER
                                         SECRETARY-TREASURER
     IF YOU ARE ENTITLED TO VOTE, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                       5



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                                  APPENDIX

                           COMMUNICATION CABLE, INC.
P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby (i) certifies that the undersigned is not an officer of Communication Cable, Inc. (the "Company"), is not an employee of the Company who is also a director of the Company and is not a person who has acquired or proposes to acquire "control shares" of the Company in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act"), (ii) appoints each of George J. Falconero and Paul L. Holland as Proxies, each with the power to appoint his substitute, and (iii) authorizes such Proxies to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on December 15, 1995 at the special meeting of shareholders to be held on February 9, 1996 or any adjournment thereof (the "Special Meeting"). The undersigned understands that approval of the Voting Rights Proposal stated below is a condition precedent to the obligation of Kuhlman Acquisition Corp. to consummate its tender offer.

   VOTING RIGHTS PROPOSAL: To grant voting rights to all of the shares of common stock of the Company at any time acquired by or for Kuhlman Acquisition Corp., directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all shares that may be acquired by Kuhlman Acquisition Corp. pursuant to its tender offer to purchase any and all outstanding shares at $12.00 per share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
            ( ) FOR            ( ) AGAINST            ( ) ABSTAIN

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted "for" the Voting Rights Proposal.

   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, then please sign in full corporate name by president or other authorized officer. If a partnership, then please sign in partnership name by authorized person.
               ( ) Wish to attend and vote shares at meeting.

Dated:                           , 1996

                                    ____________________________
                                    Signature

                                    ____________________________
                                    Signature if held jointly
 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

PLEASE READ THE FOLLOWING INSTRUCTIONS BEFORE EXECUTING YOUR VOTING INSTRUCTIONS
                           ON THE FRONT OF THIS FORM

    (Bullet) Review the Notice of Meeting and Proxy Statement and, in particular, the explanation of the Voting Rights Proposal. The shares represented hereby will be voted as indicated; if no direction is indicated, then they will be voted "for" the Voting Rights Proposal.

    (Bullet) VOTING ON THE PROPOSAL: You can vote on the proposal by marking an [x] in the appropriate block.
    (Bullet) If your shares are held by a broker or bank, then you must return your voting instructions for your shares to be represented at the meeting. Brokers and banks vote only as instructed to vote.

    (Bullet) If you wish to attend and vote your shares at the meeting, then mark an [x] in the appropriate block and sign and return the form. If you wish to authorize another person to vote your shares at the meeting, then print your representatives's name and address in the area below. A legal proxy will be issued to you or your authorized representative. Please note: If a legal proxy is issued, then your shares will not be represented at the meeting unless you or your representative attends the meeting.

    (Bullet) Note: If the address shown for you is incorrect, then notify your broker or bank directly.